UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 24, 2021

MEREDITH HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Iowa	000-56367	87-1182640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1716 Locust Street,	Des Moines,	Iowa	50309-3023
(Address of principal executive offices)			(ZIP Code)

Registrant’s telephone number, including area code:	(515)	284-3000
Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 2.02	Results of Operations and Financial Condition.
Meredith Holdings Corporation ("Meredith") is filing this Form 8-K to furnish the unaudited condensed combined financial statements and accompanying notes of Meredith as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020, related Management’s Discussion and Analysis of Financial Condition and Results of Operations, and unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2021. The financial statements of Meredith have been prepared on a carve-out basis and exclude the historical net assets and results of operations of the local media business segment of Meredith Corporation, Meredith’s parent company (“Parent”), in order to depict the previously-announced pending sale of Parent's local media business segment. This sale will be effected by (i) a spin-off and distribution, in which Parent shareholders will receive on a one-for-one basis shares of Meredith, which will hold Parent's digital and magazine businesses, the MNI and PeopleTV businesses and corporate operations (the “Distribution”), followed immediately by (ii) the merger of Parent, holding the assets of the local media group segment, with a subsidiary of Gray Television, Inc. ("Gray"). These financial statements and accompanying notes, the Management’s Discussion and Analysis of Financial Condition and Results of Operations, and unaudited pro forma condensed combined financial information are included in a supplement (the “Supplement”) to the Information Statement (as defined in Item 8.01 below), which Supplement is attached hereto as Exhibit 99.2 and incorporated by reference into this Item 2.02.
The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any of Meredith’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.
Meredith is also filing this Form 8-K to publicly file the final Information Statement dated November 12, 2021, which is attached hereto as Exhibit 99.1 (the "Information Statement"). The Registration Statement on Form 10 related to Meredith’s common stock and Class B common stock (the "Registration Statement") became effective on November 12, 2021 at 4:00 pm Eastern Time. The Information Statement filed herewith is substantially identical to the form of the Preliminary Information Statement dated November 9, 2021, which was attached as Exhibit 99.1 to the Registration Statement. It is currently contemplated that, on or about November 29, 2021, Parent will mail the Information Statement and the Supplement (as defined and described in further detail in Item 2.02 above) to Parent’s shareholders of record as of the close of business on November 19, 2021, the record date for the Distribution. Subject to certain conditions, as described in the Information Statement, the Distribution is currently expected to occur on or about December 1, 2021. The foregoing description is qualified in its entirety by reference to the Information Statement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99.1	Final Information Statement
	99.2	Information Statement Supplement
	104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements
This Current Report on Form 8-K and the Exhibits attached hereto contain certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. These statements are based on management's current knowledge and estimates of factors affecting Meredith and its operations. Forward-looking statements can be identified by words such as may, should, expects, provides, anticipates, assumes, can, will, meets, could, likely, intends, might, predicts, seeks, would, believe, estimates, plans, continues, guidance or outlook, or variations of these words or similar expressions. Actual results may differ materially from those currently anticipated.
Statements in this Current Report on Form 8-K and the Exhibits attached hereto that are forward-looking, including statements related to the proposed mergers, Distribution and spin-off, the timing of the transactions and mailing of the Information Statement and Supplement, are based on management's estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the control of Meredith, Gray, IAC/InterActiveCorp (“IAC”) and Parent. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transactions; the risk that a condition to closing of the proposed transactions may not be satisfied and the transactions may not close; management's ability to separate the national media business into an independent publicly-traded company; the diversion of management time on transaction-related issues; change in national and regional economic conditions; pricing fluctuations in advertising; changes in paper and postage prices; reliance on printing suppliers; changes in magazine circulation sales; industry consolidation; technological developments; and major world news events.
For more discussion of important risk factors that may materially affect Meredith, Gray, IAC and Parent, please see the risk factors contained in the Information Statement, Gray's Annual Report on Form 10-K for its fiscal year ended December 31, 2020, IAC’s Annual Report on Form 10-K for its fiscal year ended December 31, 2020 and Parent's Annual Report on Form 10-K for its fiscal year ended June 30, 2021, all of which are on file with the SEC. You should also read Parent's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, Gray's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and IAC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, which are also on file with the SEC.
No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Meredith, Gray and Parent. None of Meredith, Gray, IAC or Parent assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH HOLDINGS CORPORATION
Registrant

/s/ Jason Frierott
Jason Frierott
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: November 24, 2021